Provisions	12 Months Ended
Dec. 31, 2025
Provisions [abstract]
Provisions
19. Provisions

	December 31, 2025	December 31, 2024
	$	$
Provision for withholding tax	3,438,235	3,434,062
Provision for other taxes	234,641	-
Total	3,672,876	3,434,062
Provision for withholding tax

In 2020, KNCL, a subsidiary of Lifezone, filed a tax appeal with the Tax Revenue Appeals Tribunal, contesting a withholding tax assessment imposed by the TRA on imported services. These services were provided by non-resident entities during a period when KNCL was jointly owned by Barrick and Glencore. On January 21, 2021, the TRA issued an Agency Notice to KNCL’s bank, Citi Bank Tanzania Limited, leading to the transfer of the company’s total bank balance of TZS 823.40 million as of January 31, 2021, to the TRA. KNCL is a non-operating entity whose retention mining license was revoked by the Government of Tanzania in 2018, ahead of the acquisition by Lifezone and carries a de-minimis amount of cash.

Subsequently, on April 22, 2021, the TRA lifted the Agency Notice until further notice, pending a hearing and final determination of the case. On July 30, 2024, the Court of Appeal ruled in favor of the TRA, dismissing KNCL’s appeal and confirming the tax assessment of TZS 8.43 billion as payable. Following this ruling, a provision of $3.43 million equivalent to TZS 8.43 billion as at December 31, 2024, was made, covering the principal tax amount plus interest.

In March 2025, the TRA issued a further demand notice for the withholding tax of TZS 8.43 billion along with additional interest for late payment of TZS 12.36 billion (equivalent to interest of $5.03 million as at December 31, 2025).

Lifezone is actively engaged in discussions and negotiations with the TRA regarding an out-of-court settlement for all disputed matters. While the outcome of these discussions is uncertain, based on the progress of these discussions and legal advice obtained, Lifezone believes the TRA is likely to waive the additional interest charges. Consequently, no additional liability has been recorded for this claim. Following resolution of this matter Lifezone intends to place KNCL in voluntary liquidation. KNCL does not hold the SML and any liquidation has no impact on Lifezone's operations.

During 2025, Lifezone and its Tanzanian entities engaged in discussions with the Government of Tanzania to amend the existing Framework Agreement and agreed on a mechanism to resolve several outstanding matters with the Tanzania Revenue Authority (TRA). Based on the advice received and the advanced stage of the Framework Agreement negotiations, management believes it is likely that Lifezone will not be required to pay the additional interest charges of $5.03 million (TZS 12.36 billion) in relation to the withholding tax assessment. However, as the amended Framework
Agreement has not yet been signed or become effective, it is considered probable, though not certain, that no payment will be required in respect of the assessed amounts.

During the year ended December 31, 2025, an additional provision of $4,173 was recorded as a result of an assessment issued by the TRA for additional WHT payable by KNCL for the period from January 1, 2022 to December 31, 2024.

Provision for other taxes

On 23 February 2026, the TRA completed its tax audit of TNCL for the 2024 financial year and issued a letter setting out its findings. Although a formal tax assessment has not yet been received, it is expected in the coming weeks and is not anticipated to differ materially from the matters communicated to date. TNCL estimates that the total alleged unpaid taxes, interest, and penalties will amount to TZS 1.43 billion (equivalent to $558,565). Of this amount, TZS 709.95 million (equivalent to $277,869) is expected to be offset against VAT receivables that had previously been fully provided for by Lifezone. In addition, penalties of TZS 117.67 million (equivalent to $46,056) are expected to be waived, subject to the outcome of discussions with the TRA. The remaining balance of TZS 599.51 million (equivalent to $234,641) would be payable by Lifezone if the assessment is confirmed and TNCL is unsuccessful in its objections. Management has assessed the TRA’s findings and considers it probable that this amount will be paid. Accordingly, a provision of $234,641 has been recognized in the year ended 31 December 2025.